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                                                                   EXHIBIT 10.73

                               FIRST AMENDMENT TO
                       LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                           @VENTURES PARTNERS III, LLC

         THIS FIRST AMENDMENT, dated as of the 15th day of October, 2000, to the Limited Liability Company Agreement dated as of June 30, 1999 (the "Agreement"), of @Ventures Partners III, LLC, a Delaware limited liability company (the "LLC"), is by and among the persons named as Members on Schedule A to the Agreement. Capitalized terms used herein, and not otherwise defined herein, shall have the respective meanings ascribed to them in the Agreement.

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Members hereby amend the Agreement as follows.

         1. Amendment to Section 4.02 to Allow Certain Hedging Activities.
Section 4.02 of the Agreement is hereby amended by adding, at the end thereof, the following subsection (f):

                  "(f) The LLC may, at the request and on behalf of any Managing Member, engage in hedging activities with respect to securities held in the Vesting Escrow of such Managing Member, provided that (i) a Majority in Number of the Voting Managing Members approves in advance any such hedging activities; (ii) the Managing Member for whose benefit the hedging activities were undertaken bears all of the costs incurred in connection with such activities and indemnifies the LLC in writing with respect to any costs or losses incurred by the LLC in connection with any such activities; and (iii) the securities held in such Managing Member's Vesting Escrow may not be used to settle any "hedged" position until such time as such securities are released to such Managing Member from such Vesting Escrow.

                  The Voting Managing Members, by action of Two-thirds in Number thereof, may determine to engage in hedging activities with respect to all of the LLC's securities of a Portfolio Company which are held in Vesting Escrows, in which case all Managing Members for whom a Vesting Escrow which includes such Portfolio Company security shall be bound by such hedging arrangements. If the Managing Members determine to hedge Portfolio Company securities pursuant to the preceding sentence, the Managing Members shall bear all of the costs incurred in connection with such activities and indemnify the LLC in writing with respect to any costs or losses incurred by the LLC in connection with any such activities; and the securities held in the Managing Members' Vesting Escrows may not be used to settle any "hedged" position until such time as such securities are released to the Managing Members from such Vesting Escrow.

                  The Managing Members agree and acknowledge that, if the LLC has engaged in hedging activities with respect to securities held in a Vesting Escrow pursuant to and in accordance with this Section 4.02(f), and an Event of Forfeiture occurs with respect to a



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         Member whose Vesting Escrow includes such hedged securities, then the
         Managing Members who are entitled to a share of the forfeited Vesting Escrow which includes such "hedged" securities will receive "hedged" securities upon such forfeiture. In no event shall the Capital Member or the LLC bear any of the costs associated with any hedging activities permitted by this Section. Except as permitted in this Section 4.02(f), the LLC shall not engage in any other hedging activities except with the prior approval of the Capital Member."

         2. No Other Amendments. In all other respects, the Agreement is hereby ratified and confirmed.

                            [Signature pages follow.]


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         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

                                    CAPITAL MEMBER:

                                    CMG @VENTURES CAPITAL CORP.


                                    By /s/ Illegible
                                       --------------------------------------

                                    Name
                                        -------------------------------------

                                    Title
                                         ------------------------------------

                                    MANAGING MEMBERS:

                                    /s Guy A. Bradley
                                    -----------------------------------------
                                    Guy A. Bradley

                                    /s/ Jonathan Callaghan
                                    -----------------------------------------
                                    Jonathan Callaghan

                                    /s/ Brad Garlinghouse
                                    -----------------------------------------
                                    Brad Garlinghouse

                                    /s/ Andrew J. Hajducky III
                                    -----------------------------------------
                                    Andrew J. Hajducky, III

                                    /s/ Denise W. Marks
                                    -----------------------------------------
                                    Denise W. Marks

                                    /s/ Peter H. Mills
                                    -----------------------------------------
                                    Peter H. Mills

                                    /s/ David J. Nerrow
                                    -----------------------------------------
                                    David J. Nerrow, Jr.

                                    /s/ Marc Poirier
                                    -----------------------------------------
                                    Marc Poirier

                                    /s/ David S. Wetherell
                                    -----------------------------------------
                                    David S. Wetherell

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